SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): November 1, 2007

ANAREN, INC.
(Exact name of registrant as specified in its charter)

New York	000-6620	16-0928561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6635 Kirkville Road, East Syracuse, New York	13057
(Address of Principal Executive Offices)	(Zip code)

(315) 432-8909
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 1, 2007, Anaren, Inc. issued an earnings release announcing its financial results for first quarter ended September 30, 2007. A copy of the earnings release is attached as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1 Press Release of Anaren, Inc. dated November 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAREN, INC.

Date: November 1, 2007	By:	/s/ Lawrence A. Sala
Lawrence A. Sala President and Chief Executive Officer